UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
June 22, 2009

ROMAN ACQUISITIONS CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52920	26-0808384
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

10/75 Waterway Drive, Golden Coast Marine Precinct
Coomera, QLD Australia 4209
(310) 994-7988
 (Address and Telephone Number of Registrant’s Principal
Executive Offices and Principal Place of Business)
____________________________________________________
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 17, 2009, Roman Acquisition Corp. (the “Registrant”) changed its principal independent accountants.  On such date, the Registrant dismissed Moore and Associates, Chartered Accountants and Advisors PCAOB Registered from serving as the Registrant’s principal independent accountants, and retained M&K CPAS, PLLC as its principal independent accountants.  The decision to change accountants was recommended and approved by the Registrant’s Board of Directors.

The Termination of Moore and Associates, Chartered Accountants and Advisors PCAOB Registered
Moore and Associates, Chartered Accountants and Advisors PCAOB Registered was the independent registered public accounting firm from the Registrant’s Inception on August 27, 2007 , until its dismissal on June 17, 2009.  With the exception of going concern(1), none of Moore and Associates, Chartered Accountants and Advisors PCAOB Registered reports on the Registrant’s financial statements during such time period and until June 17, 2009, (a) contained an adverse opinion or disclaimer of opinion, or (b) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the principal independent accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

   (1) Going Concern: the Company's October 31, 2007 and 2008, financial statements were prepared by Moore and Associates, Chartered using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has had no revenues and has generated from operations.  In order to continue as a going concern and achieve a profitable level of operations, the Company will need, among other things, additional capital resources and developing a consistent source of revenues.  Management's plans include seeking a merger with an existing operating company.  The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described in the preceding paragraph and eventually attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Registrant has provided Moore and Associates, Chartered Accountants and Advisors PCAOB Registered with a copy of this expanded disclosure and has requested that Moore and Associates, Chartered Accountants and Advisors PCAOB Registered furnish it with a letter addressed to the U.S. Securities and Exchange Commission pursuant to Item 304(a)(1)(iv) of Regulation S-K.

The Engagement of M&K CPAS, PLLC
Prior to June 17, 2009, the date that M&K CPAS, PLLC was retained as the principal independent accountants of the Registrant:  (1) The Registrant did not consult M&K CPAS, PLLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;   (2) Neither a written report nor oral advice was provided to the Registrant by M&K CPAS, PLLC that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and  (3) The Registrant did not consult M&K CPAS, PLLC regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial statements of business acquired:
None

(b)           Exhibits
NUMBER                       EXHIBIT
16.1	Letter from Moore and Associates, Chartered Accountants and Advisors PCAOB Registered

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roman Acquisition Corporation

By: /s/Robert Smith
       Robert Smith
       Corporate Secretary

Dated: June 22 , 2009